003120-0001-26804205 THIRD AMENDED AND RESTATED MASTER SERVICES AGREEMENT AND PAYROLL SHARING AGREEMENT by and among CLEARWAY ENERGY, INC., CLEARWAY ENERGY LLC, CLEARWAY ENERGY FINANCE INC., CLEARWAY ENERGY OPERATING LLC and CLEARWAY ENERGY GROUP LLC as Manager Dated as of February 13, 2025

i 003120-0001-26804205 TABLE OF CONTENTS ARTICLE 1 INTERPRETATION ...............................................................................................1 1.1 Definitions................................................................................................................1 1.2 Headings and Table of Contents ..............................................................................6 1.3 Interpretation ............................................................................................................6 1.4 YieldCo Group Third Party Beneficiaries ...............................................................7 1.5 Actions by the Manager or the YieldCo Group .......................................................7 ARTICLE 2 APPOINTMENT OF THE MANAGER ...............................................................8 2.1 Appointment and Acceptance ..................................................................................8 2.2 Other Service Recipients..........................................................................................8 2.3 Subcontracting and Other Arrangements .................................................................8 ARTICLE 3 SERVICES AND PAYROLL SHARING .............................................................8 3.1 Services ....................................................................................................................8 3.2 Payroll Sharing.........................................................................................................9 3.3 Supervision of Manager’s Activities .......................................................................9 3.4 Restrictions on the Manager ....................................................................................9 3.5 Errors and Omissions Insurance ............................................................................10 ARTICLE 4 RELATIONSHIP BETWEEN THE MANAGER AND THE SERVICE RECIPIENTS ...................................................................................................................10 4.1 Other Activities ......................................................................................................10 4.2 Independent Contractor, No Partnership or Joint Venture.....................................10 ARTICLE 5 MANAGEMENT AND EMPLOYEES ...............................................................10 5.1 Management and Employees .................................................................................10 ARTICLE 6 INFORMATION AND RECORDS .....................................................................11 6.1 Books and Records ................................................................................................11 6.2 Examination of Records by the Service Recipients ...............................................11 6.3 Access to Information by Manager Group.............................................................11 6.4 Additional Information ..........................................................................................12 6.5 Confidential Information .......................................................................................12 ARTICLE 7 FEES AND EXPENSES ........................................................................................13 7.1 Annual Fee .............................................................................................................13 7.2 Computation and Payment of Quarterly Annual Fee .............................................14 7.3 Governmental Charges...........................................................................................14 7.4 Computation and Payment of Governmental Charges...........................................14 7.5 Exclusions from the Annual Fee ............................................................................15 ARTICLE 8 REPRESENTATIONS AND WARRANTIES OF THE MANAGER AND THE YIELDCO GROUP ......................................................................................15 8.1 Representations and Warranties of the Manager ...................................................15

ii 003120-0001-26804205 8.2 Representations and Warranties of the YieldCo Group .........................................16 ARTICLE 9 LIABILITY AND INDEMNIFICATION ...........................................................17 9.1 Indemnity ...............................................................................................................17 9.2 Limitation of Liability............................................................................................18 9.3 Benefit to all Manager Indemnified Parties ...........................................................18 ARTICLE 10 TERM AND TERMINATION ...........................................................................19 10.1 Term .......................................................................................................................19 10.2 Termination by the YieldCo Group .......................................................................19 10.3 Termination by the Manager ..................................................................................20 10.4 Survival Upon Termination ...................................................................................20 10.5 Action Upon Termination ......................................................................................20 10.6 Release of Money or other Property Upon Written Request .................................21 ARTICLE 11 ARBITRATION ...................................................................................................22 11.1 Dispute ...................................................................................................................22 11.2 Arbitration ..............................................................................................................22 11.3 Continued Performance .........................................................................................23 11.4 Urgent Relief ..........................................................................................................23 ARTICLE 12 GENERAL PROVISIONS ..................................................................................23 12.1 Amendment, Waiver ..............................................................................................23 12.2 Assignment ............................................................................................................24 12.3 Failure to Pay When Due .......................................................................................24 12.4 Invalidity of Provisions ..........................................................................................24 12.5 Entire Agreement ...................................................................................................25 12.6 Mutual Waiver of Jury Trial ..................................................................................25 12.7 Consent to Jurisdiction ...........................................................................................25 12.8 Governing Law ......................................................................................................26 12.9 Enurement ..............................................................................................................26 12.10 Notices ...................................................................................................................26 12.11 Further Assurances.................................................................................................27 12.12 Counterparts ...........................................................................................................27 Appendices Appendix A Services

1 003120-0001-26804205 THIRD AMENDED AND RESTATED MASTER SERVICES AGREEMENT AND PAYROLL SHARING AGREEMENT This THIRD AMENDED AND RESTATED MASTER SERVICES AGREEMENT AND PAYROLL SHARING AGREEMENT is made as of February 13, 2025, and will be effective as of January 1, 2025 (the “Effective Date”), by and among Clearway Energy, Inc., a Delaware corporation (“CWEN”), Clearway Energy LLC, a Delaware limited liability company (“CE LLC”), Clearway Energy Operating LLC, a Delaware limited liability company (“CE Op”), Clearway Energy Finance Inc., a Delaware corporation (“CE FinCo”) and Clearway Energy Group LLC, a Delaware limited liability company (the “Manager”). Each of CWEN, CE LLC, CE Op, CE FinCo and the Manager is referred to herein as a “Party”, and together as the “Parties”. RECITALS A. CWEN, CE LLC, CE FinCo and CE Op directly and indirectly, as applicable, hold interests in the Service Recipients (as defined below). B. The Service Recipients have effected a reorganization pursuant to which all of the employees and operations of the Service Recipients will transfer to Manager. C. CWEN, CE LLC, CE FinCo and CE Op wish to engage the Manager to provide, or arrange for other Service Providers (as defined below) to provide, the services set forth in this Agreement to the Service Recipients, subject to the terms and conditions of this Agreement, and the Manager wishes to accept such engagement. D. CWEN, CE LLC, CE FinCo and CE Op wish to engage the Manager in a payroll sharing arrangement, such that CWEN directly bears all labor costs for certain employees who perform work on behalf of the YieldCo Group. E. The Parties entered into a Second Amended and Restated Master Services Agreement dated as of April 30, 2024, and wish to amend and restate such Second Amended and Restated Master Services Agreement, as set forth herein. NOW THEREFORE in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties agree as follows, as of the Effective Date: ARTICLE 1 INTERPRETATION 1.1 Definitions In this Agreement, except where the context otherwise requires, the following terms will have the following meanings: “AAA” has the meaning assigned thereto in Section 11.2.1.

2 003120-0001-26804205 “Acquired Assets” means any renewable and conventional generation and thermal infrastructure asset acquired after the date hereof by any member of the YieldCo Group. “Affiliate” means with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls or is Controlled by, or is in common Control with, such Person. “Agreement” means this Third Amended and Restated Master Services Agreement, and “herein,” “hereof,” “hereby,” “hereunder” and similar expressions refer to this Agreement and include every instrument supplemental or ancillary to this Agreement and, except where the context otherwise requires, not to any particular article or section thereof. “Annual Fee” means (i) for calendar year 2025, $22,600,000, increased in accordance with clause (b) and clause (c) below, and (ii) for each calendar year thereafter beginning on January 1st, such amount adjusted as follows: a. The percentage increase or decrease in the Consumer Price Index over the immediately preceding twelve (12) months, as calculated using the Consumer Price Index, “All Urban Consumers; U.S. City Average,” as published by the Bureau of Labor Statistics on the last publication day of the immediately preceding calendar quarter (e.g., the 1Q 2026 adjustment will be based on the final CPI calculation for 4Q 2025); b. Increased by $1,061/MW for every incremental Net Megawatt over 8,000MW owned by CWEN, or decreased by $1,061/MW for every Net Megawatt below 8,000MW owned by CWEN. This pricing scaler shall also be increased or decreased by the same Consumer Price Index over the immediately preceding twelve (12) months beginning January 1, 2026. For the avoidance of doubt, $1,061/MW reflects the pricing scaler that is effective on January 1, 2025; c. These increases / reductions to the baseline MSA will occur in the quarter following the closing of each transaction, and will be pro-rated on a quarterly basis (e.g., a drop down of 100MW will increase the fees by $106,100 per year, $26,525 per quarter beginning the quarter following the close); “Arbitration” has the meaning assigned thereto in Section 11.2.1. “Arbitrators” has the meaning assigned thereto in Section 11.2.4. “Business” means the business carried on from time to time by the YieldCo Group. “Business Day” means every day except a Saturday or Sunday, or a legal holiday in the City of New York on which banking institutions are authorized or required by law, regulation or executive order to close. “CE FinCo” has the meaning assigned thereto in the preamble. “CE LLC” has the meaning assigned thereto in the preamble.

3 003120-0001-26804205 “CE Op” has the meaning assigned thereto in the preamble. “Claims” has the meaning assigned thereto in Section 9.1.1. “Conflicts Committee” means the Corporate Governance, Conflicts and Nominating Committee of CWEN. “Control” or “control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, by contract or otherwise. “CWEN” has the meaning assigned thereto in the preamble. “CWEN Costs” means direct costs and expenses of CWEN, including those incurred in respect of (a) the board of directors (and the committees thereof) of CWEN, including but not limited to compensation costs, travel and other expense reimbursements, D&O and similar insurance costs); (b) costs of the independent public accounting firm; (c) costs directly associated with filings made with the Securities Exchange Commissions, including printing and similar costs; (d) transfer agent fees; (e) New York Stock Exchange listing fees; (f) banking fees, including those associated with credit facilities and loan agreements; and (g) the costs of third party financial, legal and other advisors engaged by or at the direction of the Governing Bodies of CWEN. “CWEN Labor” has the meaning assigned thereto in Section 3.1.2. “Dispute” has the meaning assigned thereto in Section 11.1. “Effective Date” has the meaning assigned thereto in the preamble. “Expense Statement” has the meaning assigned thereto in Section 7.4. “GAAP” means generally accepted accounting principles in the United States used by CWEN in preparing its financial statements from time to time. “Governing Body” means (i) with respect to a corporation, the board of directors of such corporation, (ii) with respect to a limited liability company, the manager(s) or managing member(s) of such limited liability company, (iii) with respect to a limited partnership, the board, committee or other body of the general partner of such partnership that serves a similar function or the general partner itself (or if any such general partner is itself a limited partnership, the board, committee or other body of such general partner’s general partner that serves a similar function or such general partner’s partner) and (iv) with respect to any other Person, the body of such Person that serves a similar function, and in the case of each of (i) through (iv) includes any committee or other subdivision of such body and any Person to whom such body has delegated any power or authority, including any officer and managing director.

4 003120-0001-26804205 “Governing Instruments” means (i) the certificate of incorporation and bylaws in the case of a corporation, (ii) the articles of formation and operating agreement in the case of a limited liability company (iii) the partnership agreement in the case of a partnership, and (iv) any other similar governing document under which an entity was organized, formed or created and/or operates. “Governmental Authority” means any (i) international, national, multinational, federal, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, agency or instrumentality, domestic or foreign, including ISO/RTOs, (ii) self-regulatory organization or stock exchange, (iii) subdivision, agent, commission, board, or authority of any of the foregoing, or (iv) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing. “Governmental Charges” has the meaning assigned thereto in Section 7.3. “Indemnifying Party” means a Person against whom a claim for indemnification is asserted pursuant to Article 9. “Interest Rate” means, for any day, the rate of interest equal to the (a) Secured Overnight Financing Rate on such day, and if such rate is unavailable, (b) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day by the Federal Reserve Bank of New York. “ISO/RTO” means an independent electricity system operator, a regional transmission organization, national system operator or any other similar organization overseeing the transmission of energy in any jurisdiction in which the YieldCo Group owns assets or operates. “Laws” means any and all applicable (i) laws, constitutions, treaties, statutes, codes, ordinances, principles of common law and equity, rules, regulations and municipal bylaws whether domestic, foreign or international, (ii) judicial, arbitral, administrative, ministerial, departmental and regulatory judgments, orders, writs, injunctions, decisions, and awards of any Governmental Authority, and (iii) policies, practices and guidelines of any Governmental Authority which, although not actually having the force of law, are considered by such Governmental Authority as requiring compliance as if having the force of law, and the term “applicable,” with respect to such Laws and in the context that refers to one or more Persons, means such Laws that apply to such Person or Persons or its or their business, undertaking, property or securities at the relevant time and that emanate from a Governmental Authority having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities. “Liabilities” has the meaning assigned thereto in Section 9.1.1. “Manager” has the meaning assigned thereto in the preamble.

5 003120-0001-26804205 “Manager Group” means the Manager and its direct and indirect Subsidiaries (other than any member of the YieldCo Group). “Manager Indemnified Parties” has the meaning assigned thereto in Section 9.1.1. “Net Megawatt” shall consist of the net MW ownership reported by CWEN, consistent with reporting in its publicly available SEC 10-K and 10-Q reports. “Office of the Chief Investment Officer” means the individual serving in the role of Chief Investment Officer of CWEN, and the individuals reporting thereto, with responsibility for effectuating, on behalf of CWEN, the offers, diligence, negotiations and dropdown transactions from Manager to CWEN, providing analysis and support of related party transactions that require consultation with or approval by the Conflicts Committee (as defined below) per such committee’s charter and applicable laws, policies and procedures, who shall devote substantially all of their working time to performing such work, including any additional work as may be requested by the Conflicts Committee from time to time. The Office of the Chief Investment Officer shall maintain such staffing and competencies as to perform such work in substantially the same manner, including the scope, level and quality of work, as prior to the Effective Date of this Agreement. “Operating and Administrative Agreements” means the operating and administrative agreements in effect as of the Effective Date between certain members of the YieldCo Group and Affiliates of the Manager for such YieldCo Group members’ operating and administrative needs and, with respect to any Acquired Assets any operating and administrative agreements between any of the Acquired Assets and Affiliates of the Manager for such asset’s operating and administrative needs in effect as of the date of acquisition of the Acquired Asset by a member of the YieldCo Group. “Operational and Other Services” means any services provided by any member of the Manager Group to any member of the YieldCo Group, including financial advisory, operations and maintenance, marketing, agency, development, operating management and other services, including services provided under any Operating and Administrative Agreements. “Party” has the meaning assigned thereto in the preamble. “Permit” means any consent, license, approval, registration, permit or other authorization granted by any Governmental Authority. “Person” means any natural person, partnership, limited partnership, limited liability partnership, joint venture, syndicate, sole proprietorship, company or corporation (with or without share capital), limited liability corporation, unlimited liability company, joint stock company, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or Governmental Authority, authority or entity however designated or constituted and pronouns have a similarly extended meaning.

6 003120-0001-26804205 “Quarter” means a calendar quarter ending on the last day of March, June, September or December. “Rules” has the meaning assigned thereto in Section 11.2.1. “Service Providers” means the Manager, any member of the Manager Group and any other entity or individual that the Manager has arranged to provide the Services to any Service Recipient. “Service Recipient” means CWEN, CE LLC, CE FinCo, CE Op and their Subsidiaries as of the Effective Date, as well as any other direct and indirect Subsidiary of CWEN, CE LLC, CE FinCo, CE Op, as applicable, acquired or formed after the date hereof that receives Services from a Service Provider pursuant to this Agreement. “Services” has the meaning assigned thereto in Section 3.1. “Subsidiary” means, with respect to any Person, (i) any other Person that is directly or indirectly Controlled by such Person, (ii) any trust in which such Person holds all of the beneficial interests or (iii) any partnership, limited liability company or similar entity in which such Person holds all of the interests other than the interests of any general partner, managing member or similar Person. “Third Party Claim” has the meaning assigned thereto in Section 9.1.2. “Transaction Fees” means fees paid or payable by the YieldCo Group, which are on market terms, with respect to financial advisory services ordinarily carried out by investment banks in the context of mergers and acquisitions transactions. “YieldCo Group” means CWEN, CE LLC, CE FinCo, CE Op and their direct and indirect Subsidiaries. 1.2 Headings and Table of Contents The inclusion of headings and a table of contents in this Agreement are for convenience of reference only and will not affect the construction or interpretation hereof. 1.3 Interpretation In this Agreement, unless the context otherwise requires: 1.3.1 words importing the singular shall include the plural and vice versa, words importing gender shall include all genders or the neuter, and words importing the neuter shall include all genders; 1.3.2 the words “include”, “includes”, “including”, or any variations thereof, when following any general term or statement, are not to be construed as limiting the general term or statement to the specific items or matters set forth or to similar items or matters,

7 003120-0001-26804205 but rather as referring to all other items or matters that could reasonably fall within the broadest possible scope of the general term or statement; 1.3.3 references to any Person include such Person’s successors and permitted assigns; 1.3.4 any reference to a statute, regulation, policy, rule or instrument shall include, and shall be deemed to be a reference also to, all amendments made to such statute, regulation, policy, rule or instrument and to any statute, regulation, policy, rule or instrument that may be passed which has the effect of supplementing or superseding the statute, regulation, policy, rule or instrument so referred to; 1.3.5 any reference to this Agreement or any other agreement, document or instrument shall be construed as a reference to this Agreement or, as the case may be, such other agreement, document or instrument as the same may have been, or may from time to time be, amended, varied, replaced, amended and restated, supplemented or otherwise modified; 1.3.6 where a reference in this Agreement is made to a Section or Schedule, such reference shall be to a Section or Schedule to this Agreement unless otherwise indicated; 1.3.7 in the event that any day on which any amount is to be determined or any action is required to be taken hereunder is not a Business Day, then such amount shall be determined or such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day; and 1.3.8 except where otherwise expressly provided, all amounts in this Agreement are stated and shall be paid in U.S. currency. 1.4 YieldCo Group Third Party Beneficiaries The Manager agrees that each member of the YieldCo Group, including any such member formed or acquired after the Effective Date in accordance with Section 2.2, shall be, and is hereby, named as an express third-party beneficiary of this Agreement entitled to all the benefits conferred under this Agreement. 1.5 Actions by the Manager or the YieldCo Group Unless the context makes evident or requires otherwise, where the consent of or a determination is required by the Manager or a member of the YieldCo Group hereunder, the Parties shall be entitled to conclusively rely upon it having been given or taken, as applicable, if, the Manager or such member, as applicable, has communicated the same in writing.

8 003120-0001-26804205 ARTICLE 2 APPOINTMENT OF THE MANAGER 2.1 Appointment and Acceptance 2.1.1 Subject to and in accordance with the terms, conditions and limitations in this Agreement, CWEN, CE LLC, CE FinCo and CE Op hereby appoint the Manager to provide or arrange for other Service Providers to provide the Services to the Service Recipients. 2.1.2 The Manager hereby accepts the appointment provided for in Section 2.1.1 and agrees to act in such capacity and to provide or arrange for other Service Providers to provide the Services to the Service Recipients upon the terms, conditions and limitations in this Agreement. 2.2 Other Service Recipients The Parties acknowledge that any Subsidiary of CWEN, CE LLC, CE FinCo or CE Op formed or acquired in the future that is not a Service Recipient on the date hereof may become a Service Recipient under this Agreement. In the event that any such addition results in an amendment of the scope of the Services, such amendment shall be effectuated as provided by Section 12.1.1. 2.3 Subcontracting and Other Arrangements The Manager may subcontract to any other member of the Manager Group or any of its Affiliates, or arrange for the provision of any or all of the Services to be provided by it under this Agreement by any other member of the Manager Group or any of its Affiliates, and each of CWEN, CE LLC, CE FinCo and CE Op hereby consents to any such subcontracting or arrangement; provided that the Manager shall remain responsible to the Service Recipients for any Services provided by such Person. Any such subcontracting will be subject to the terms of this Agreement and covered by the fees payable under this Agreement. ARTICLE 3 SERVICES AND PAYROLL SHARING 3.1 Services The Manager will provide, or arrange for the provision by other Service Providers of, and will have the power and authority (subject to the power and authority of the Governing Bodies of the Service Providers) to provide or arrange for the provision by other Service Providers of, all operational and general and administrative services of the YieldCo Group, including but not limited to those services set forth on Appendix A, as such Appendix A may be updated from time to time in accordance with this Agreement (the “Services”), to the Service Recipients; provided that the Manager shall remain responsible to the Service Recipients for any Services provided by any such Person and provided further that the Services shall not include services provided by (x) third parties engaged by or at the direction of the Governing Bodies of CWEN or (y) the Manager or other Service Providers pursuant to any Operating and Administrative

9 003120-0001-26804205 Agreements. The Manager shall maintain such staffing and competencies as necessary to provide the Services in substantially the same manner, including the scope, level and quality of services, as enjoyed by the Service Recipients prior to the Effective Date of this Agreement. 3.2 Payroll Sharing 3.2.1 Notwithstanding the employment by the Manager of certain employees who perform work on behalf of the YieldCo Group (other than the Office of the Chief Investment Officer), the Services shall not include the labor performed by such employees on behalf of the YieldCo Group (the “CWEN Labor”). Costs of CWEN Labor shall be administered by the Manager and reimbursed as part of the Annual Fee in accordance with Section 7.1.1 3.2.2 Notwithstanding the employment by the Manager of certain employees who perform work on behalf of the Office of the Chief Investment Officer, the Services shall not include the labor performed by such employees. Costs of the Office of the Chief Investment Officer shall not be included in the Annual Fee but will be administered by the Manager and reimbursed by CWEN in accordance with Section 7.5. The Manager shall not take any actions with respect to the Office of the Chief Investment Officer to reduce the staffing and competencies as necessary for the Officer of the Chief Investment Officer to perform its work in substantially the same manner, including the scope, level and quality of services, as enjoyed by CWEN prior to the effective date of this Agreement. 3.3 Supervision of Manager’s Activities The Manager shall, at all times, be subject to the supervision of the relevant Service Recipient’s Governing Body and shall only provide or arrange for the provision of such Services as such Governing Body may request from time to time and in accordance with the policies and procedures of such Service Recipient. 3.4 Restrictions on the Manager 3.4.1 The Manager shall, and shall cause any other Service Provider to, refrain from taking any action that is not in compliance with or would violate any Laws or that otherwise would not be permitted by the Governing Instruments of the Service Recipients. If the Manager or any Service Provider is instructed to take any action that is not in such compliance by a Service Recipient’s Governing Body, such person will promptly notify such Governing Body of its judgment that such action would not comply with or violate any such Laws or otherwise would not be permitted by such Governing Instrument. 3.4.2 In performing its duties under this Agreement, each member of the Manager Group shall be entitled to rely in good faith on qualified experts, professionals and other agents (including on accountants, appraisers, consultants, legal counsel and other professional advisors) and shall be permitted to rely in good faith upon the direction of a Service Recipient’s Governing Body to evidence any approvals or authorizations that are required under this Agreement. All references in this Agreement to the Service

10 003120-0001-26804205 Recipients or Governing Body for the purposes of instructions, approvals and requests to the Manager will refer to the Governing Body. 3.5 Errors and Omissions Insurance The Manager shall, and shall cause any other Service Provider to, at all times during the term of this Agreement maintain “errors and omissions” insurance coverage and other insurance coverage which is customarily carried by Persons performing functions that are similar to those performed by the Service Providers under this Agreement with reputable insurance companies and in an amount which is comparable to that which is customarily maintained by such other Persons. In each case, the relevant Service Recipients shall be included as additional insureds or loss payees under the relevant policies. ARTICLE 4 RELATIONSHIP BETWEEN THE MANAGER AND THE SERVICE RECIPIENTS 4.1 Other Activities No member of the Manager Group (and no Affiliate, director, officer, member, partner, shareholder or employee of any member of the Manager Group) shall be prohibited from engaging in other business activities or sponsoring, or providing services to, third parties that compete directly or indirectly with the Service Recipients. 4.2 Independent Contractor, No Partnership or Joint Venture The Parties acknowledge that the Manager is providing or arranging for the provision of the Services hereunder as an independent contractor and that the Service Recipients and the Manager are not partners or joint venturers with or agents of each other, and nothing herein will be construed so as to make them partners, joint venturers or agents or impose any liability for that reason on any of them as a result of this Agreement; provided, however, that nothing herein will be construed so as to prohibit the Service Recipients and the Manager from embarking upon an investment together as partners, joint venturers or in any other manner whatsoever. ARTICLE 5 MANAGEMENT AND EMPLOYEES 5.1 Management and Employees 5.1.1 The Manager shall arrange, or shall cause another member of the Manager Group to arrange, for such qualified personnel and support staff to be available to carry out the Services. Such personnel and support staff shall devote such of their time to the provision of the Services to the Service Recipients as the relevant member of the Manager Group reasonably deems necessary and appropriate in order to fulfill its obligations hereunder. 5.1.2 Each of CWEN, CE LLC, CE FinCo and CE Op shall, and shall cause each of the other Service Recipients to, do all things reasonably necessary on its part as requested by any member of the Manager Group consistent with the terms of this Agreement to enable such member of the Manager Group to fulfill its obligations, covenants and

11 003120-0001-26804205 responsibilities hereunder, including making available to such member of the Manager Group, and granting such member of the Manager Group access to, the employees and contractors of the Service Recipients as any member of the Manager Group may from time to time reasonably request. 5.1.3 The Manager agrees, and agrees to cause the Manager Group, to exercise the power and discharge the duties conferred under this Agreement honestly and in good faith, and to exercise the degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Manager shall be responsible for any member of the Manager Group’s failure to exercise such power and duties in accordance with the standards set forth in this Section 5.1.3. ARTICLE 6 INFORMATION AND RECORDS 6.1 Books and Records The Manager shall, or shall cause any other member of the Manager Group to, as applicable, maintain proper books, records and documents on behalf of each Service Recipient, in which complete, true and correct entries, in conformity in all material respects with GAAP and all requirements of applicable Laws, will be made. 6.2 Examination of Records by the Service Recipients Upon reasonable prior notice by the Service Recipients to the relevant member of the Manager Group, the relevant member of the Manager Group will make available to the Service Recipients and their authorized representatives, for examination during normal business hours on any Business Day, all books, records and documents required to be maintained under Section 6.1. In addition, the applicable member of the Manager Group will make available to the Service Recipients or their authorized representatives such financial and operating data in respect of the performance of the Services under this Agreement as may be in existence and as the Service Recipients or their authorized representatives will from time to time reasonably request, including for the purposes of conducting any audit in respect of expenses of the Service Recipients or other matters necessary or advisable to be audited in order to conduct an audit of the financial affairs of the Service Recipients. Any examination of records will be conducted in a manner which will not unduly interfere with the conduct of the business of any member of the Manager Group in the ordinary course. 6.3 Access to Information by Manager Group 6.3.1 Each of CWEN, CE LLC, CE FinCo and CE Op shall, and shall cause the other Service Recipients to: 6.3.1.1 grant, or cause to be granted, to the Manager Group full access to all documentation and information reasonably necessary in order for the Manager Group to perform its obligations, covenants and responsibilities pursuant to the terms hereof and to enable the Manager Group to provide the Services; and

12 003120-0001-26804205 6.3.1.2 provide, or cause to be provided, all documentation and information as may be reasonably requested by any member of the Manager Group, and promptly notify the appropriate member of the Manager Group of any material facts or information of which the Service Recipients are aware, including any known, pending or threatened suits, actions, claims, proceedings or orders by or against any member of the YieldCo Group before any Governmental Authority, that may affect the performance of the obligations, covenants or responsibilities of the Manager Group pursuant to this Agreement, including maintenance of proper financial records. 6.4 Additional Information The Parties acknowledge and agree that conducting the activities and providing the Services contemplated herein may have the incidental effect of providing additional information which may be utilized with respect to, or may augment the value of, business interests and related assets in which any of the Manager Group has an interest and that, subject to compliance with this Agreement, none of the Manager Group will be liable to account to the Service Recipients with respect to such activities or results; provided, however, that the relevant entity of the Manager Group will not (and will cause its Affiliates not to), in making any use of such additional information, do so in any manner that the relevant entity or its Affiliates knows, or ought reasonably to know, would cause or result in a breach of any confidentiality provision of agreements to which any Service Recipient is a party or is bound. 6.5 Confidential Information Manager agrees that the information the Manager Group has or obtains concerning the Service Recipients and their respective assets, business, operations or prospects (the “Confidential Information”) constitutes the confidential information of the respective Service Recipient, and that Manager shall not, and shall cause the other members of the Manager Group not to, without the prior written consent of CWEN, publicly disclose any Confidential Information; provided, however, that Confidential Information shall not include information that (a) becomes generally available to the public other than as a result of a disclosure by a member of the Manager Group or any of its directors, officers, agents, or other representatives, (b) becomes available to a member of the Manager Group or any of its directors, officers, agents, or other representatives on a nonconfidential basis prior to its disclosure by the Service Recipients or their respective Affiliates, or their respective directors, officers, agents, or other representatives (and is not received in any other capacity of the members of the Manager Group) or (c) is required or requested to be disclosed by a member of the Manager Group as a result of any applicable legal or regulatory requirement or rule or regulation of any stock exchange, or other regulatory authority having jurisdiction over such member of the Manager Group. Notwithstanding the foregoing, the members of the Manager Group may disclose Confidential Information received by them to their employees, consultants, legal counsel, or other agents involved in providing the Services in accordance with the terms of this Agreement; provided, that Manager informs each such Person who has access to the Confidential Information of the confidential nature of such Confidential Information, the terms of this Agreement, and that such terms apply to them. If any member of the Manager Group is required to disclose information pursuant to clause (c) above, such member of the Manager Group will provide CWEN with

13 003120-0001-26804205 prompt written notice so that CWEN may seek a protective order or other appropriate remedy or waive compliance with the non-disclosure provisions of this Section 6.5 with respect to the information required to be disclosed. If such protective order or other remedy is not obtained, Manager will furnish only that portion of such information that counsel advises is legally required to be furnished and will exercise reasonable efforts, at CWEN’s expense, to obtain reliable assurance that confidential treatment will be accorded such information. Notwithstanding anything contained in this Agreement to the contrary, the obligations of Manager set forth in this Section 6.5 shall survive any termination of this Agreement for a period of 12 months after such termination. ARTICLE 7 FEES AND EXPENSES 7.1 Annual Fee 7.1.1 As consideration for the Manager Group’s provision of the Services and for the reimbursement of CWEN Labor, CE LLC, on behalf of the YieldCo Group, hereby agrees to pay, during the term of this Agreement, the Annual Fee to reflect (a) the non- labor costs incurred by the Manager Group in providing such Services, and (b) the payroll costs associated with the CWEN Labor (in each case other than those costs which are excluded from the Annual Fee pursuant to Section 7.5). The Annual Fee shall be pro- rated and paid quarterly in arrears. 7.1.2 The Annual Fee will not be reduced by the amount of (i) any fees for Operational and Other Services that are paid or payable by any member of the YieldCo Group to any member of the Manager Group under a separate agreement or (ii) any Transaction Fees. 7.1.3 The Parties shall renegotiate the Annual Fee upon any of the following events (each, a “Transformational Event”): 7.1.3.1 If CWEN or the Manager enters or exits a material business segment (e.g., solar, wind, conventional) that would have a material impact on either party on providing those services; 7.1.3.2 If CWEN or the Manager enters into a transformative transaction, as defined by a platform acquisition or an aggregate change in over 20% of the net MW of CWEN that would have a material impact on either party on providing those services; 7.1.3.3 If there are additional material modifications such as regulatory changes or pressures on public company auditing or reporting requiring CWEN or the Manager to change the Services listed in Appendix A; 7.1.3.4 If there are additional requests from sponsors requiring CWEN or the Manager to change the Services listed in Appendix A (e.g., changes in IFRS requirements); or

14 003120-0001-26804205 7.1.3.5 If there are reductions to headcount in any individual group or department that is responsible for providing any of the categories of the Services listed in such Appendix A (by termination of employment, reallocation of personnel or otherwise) that equal or exceed 20% of the employees in such group or department as of the Effective Date of this Agreement, excluding temporary headcount reductions as a result of voluntary departures. For the avoidance of doubt, the 20% threshold shall be calculated on a cumulative basis such that any reductions falling below such threshold shall be aggregated with any later reductions. Headcount data, specifying each such group or department, the number of individuals in such group or department, and their area of responsibility, shall be provided by the Manager to the Conflicts Committee on no less than an annual basis. In the case of a Transformational Event, the Parties shall renegotiate in good faith and on commercially reasonable terms over a period of 60 days taking into account: i) market prices to provide such Services; and ii) facts and circumstances related to the new state of the business, changes to the Services listed in Appendix A or such headcount reductions. 7.2 Computation and Payment of Quarterly Annual Fee 7.2.1 Following the end of each Quarter, Manager shall prepare and deliver to CE LLC the accrued quarterly installment of the Annual Fee for such Quarter. CE LLC will pay the quarterly installment of the Annual Fee for each Quarter as soon as practicable following the end of the Quarter with respect to which such payment is due, but in any event no later than 30 days following the end of such Quarter. 7.3 Governmental Charges CE LLC, on behalf of the YieldCo Group, shall pay or reimburse the relevant member of the Manager Group for all sales taxes, use taxes, value added taxes, withholding taxes or other similar taxes, customs duties or other governmental charges (“Governmental Charges”) that are levied or imposed by any Governmental Authority on such member of the Manager Group on behalf of CWEN by reason of the provision of the Services and the CWEN Labor by such member of the Manager Group in connection with this Agreement or any other agreement contemplated by this Agreement, or the fees or other amounts payable in connection therewith, except for any income taxes, corporation taxes, capital taxes or other similar taxes payable by any member of the Manager Group which are personal to such member of the Manager Group. Any failure by any member of the Manager Group to collect monies on account of these Governmental Charges shall not constitute a waiver of the right to do so. 7.4 Computation and Payment of Governmental Charges From time to time the Manager shall, or shall cause the other members of the Manager Group to, prepare statements (each an “Expense Statement”) documenting the Governmental Charges to be reimbursed pursuant to this Article 7 and shall deliver such statements to the relevant member of the YieldCo Group. All Governmental Charges reimbursable pursuant to this

15 003120-0001-26804205 Article 7 shall be reimbursed by CE LLC, on behalf of the YieldCo Group, no later than the date which is 30 days after receipt of an Expense Statement. The provisions of this Section 7.4 shall survive the termination of this Agreement. 7.5 Exclusions from the Annual Fee The Annual Fee does not cover: 7.5.1 CWEN Costs, which will be paid by or charged directly to CWEN; 7.5.2 The salaries and related costs (including employment taxes) and the cost (including employment taxes and similar expenses) of employee benefits relating to the individuals performing the responsibilities of the Office of the Chief Investment Officer, which costs will be charged directly to CWEN; and 7.5.3 Costs for large platform infrastructure upgrades that require over $1,000,000 in capitalized labor / non-labor (e.g., ETRM implementation or ERP upgrade), the allocation of which will be agreed upon by the Governing Bodies of CWEN and CEG. ARTICLE 8 REPRESENTATIONS AND WARRANTIES OF THE MANAGER AND THE YIELDCO GROUP 8.1 Representations and Warranties of the Manager The Manager hereby represents and warrants to the YieldCo Group that: 8.1.1 it is validly organized and existing under the laws of the State of Delaware; 8.1.2 it, or any another member of the Manager Group, as applicable, holds, and shall hold, such Permits as are necessary to perform its obligations hereunder and is not aware of, or shall inform the YieldCo Group promptly upon knowledge of, any reason why such Permits might be cancelled; 8.1.3 it has the power, capacity and authority to enter into this Agreement and to perform its obligations hereunder; 8.1.4 it has taken all necessary action to authorize the execution, delivery and performance of this Agreement; 8.1.5 the execution and delivery of this Agreement by it and the performance by it of its obligations hereunder do not and will not contravene, breach or result in any default under its Governing Instruments, or under any mortgage, lease, agreement or other legally binding instrument, Permit or applicable Law to which it is a party or by which it or any of its properties or assets may be bound, except for any such contravention, breach

16 003120-0001-26804205 or default which would not have a material adverse effect on the business, assets, financial condition or results of operations of the Manager; 8.1.6 no authorization, consent or approval, or filing with or notice to any Person is required in connection with the execution, delivery or performance by it of this Agreement; and 8.1.7 this Agreement constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and other laws of general application limiting the enforcement of creditors’ rights and remedies generally and (ii) general principles of equity, including standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity. 8.2 Representations and Warranties of the YieldCo Group CWEN, CE LLC, CE FinCo and CE Op, each hereby represents and warrants, on its behalf and on behalf of each of the other members of the YieldCo Group, to the Manager that: 8.2.1 it is validly organized and existing under the Laws governing its formation and organization; 8.2.2 it, or the relevant member of the YieldCo Group, holds such Permits necessary to own and operate the projects and entities that it directly or indirectly owns or operates from time to time and is not aware of any reason why such Permits might be cancelled; 8.2.3 it has the power, capacity and authority to enter into this Agreement and to perform its duties and obligations hereunder; 8.2.4 it has taken all necessary action to authorize the execution, delivery and performance of this Agreement; 8.2.5 the execution and delivery of this Agreement by it and the performance by it of its obligations hereunder do not and will not contravene, breach or result in any default under its Governing Instruments, or under any mortgage, lease, agreement or other legally binding instrument, Permit or applicable Law to which it is a party or by which any of its properties or assets may be bound, except for any such contravention, breach or default which would not have a material adverse effect on the business, assets, financial condition or results of operations of the YieldCo Group as a whole; 8.2.6 no authorization, consent or approval, or filing with or notice to any Person is required in connection with the execution, delivery or performance by it of this Agreement; and 8.2.7 this Agreement constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to: (i) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and other laws of general application

17 003120-0001-26804205 limiting the enforcement of creditors’ rights and remedies generally; and (ii) general principles of equity, including standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity. ARTICLE 9 LIABILITY AND INDEMNIFICATION 9.1 Indemnity 9.1.1 CWEN, CE LLC, CE FinCo and CE Op hereby jointly and severally agree, to the fullest extent permitted by applicable Laws, to indemnify and hold harmless, and to cause each other member of the YieldCo Group to indemnify and hold harmless, each member of the Manager Group, any of its Affiliates (other than any member of the YieldCo Group) and any directors, officers, agents, members, partners, stockholders and employees and other representatives of each of the foregoing (each, a “Manager Indemnified Party”) from and against any claims, liabilities, losses, damages (but expressly excluding any consequential damages that were not reasonably foreseeable and punitive damages, except to the extent awarded in a final judgment in respect of a Third Party Claim), costs or expenses (including legal fees) (“Liabilities”) incurred by them or threatened in connection with any and all actions, suits, investigations, proceedings or claims of any kind whatsoever, whether arising under statute or action of a Governmental Authority or otherwise or in connection with the business, investments and activities of the YieldCo Group in respect of or arising from this Agreement or the Services provided hereunder (“Claims”), including any Claims arising on account of the Governmental Charges contemplated by Section 7.3; provided, that no Manager Indemnified Party shall be so indemnified with respect to any Claim to the extent that such Claim is finally determined by a final and non-appealable judgment entered by a court of competent jurisdiction, or pursuant to a settlement agreement agreed to by such Manager Indemnified Party, to have resulted from such Manager Indemnified Party’s bad faith, fraud, willful misconduct or gross negligence or, in the case of a criminal matter, conduct undertaken with knowledge that the conduct was unlawful. 9.1.2 If any action, suit, investigation, proceeding or claim is made or brought by any third party with respect to which an Indemnifying Party is obligated to provide indemnification under this Agreement (a “Third Party Claim”), the Manager Indemnified Party will have the right to employ its own counsel in connection therewith, and the reasonable fees and expenses of such counsel, as well as the reasonable costs (excluding an amount reimbursed to such Manager Indemnified Party for the time spent in connection therewith) and out-of-pocket expenses incurred in connection therewith will be paid by the Indemnifying Party in such case, as incurred but subject to recoupment by the Indemnifying Party if ultimately it is not liable to pay indemnification hereunder. 9.1.3 Each Manager Indemnified Party and the Indemnifying Party agree that, promptly after the receipt of notice of the commencement of any Third Party Claim, the applicable Manager Indemnified Party will notify the Indemnifying Party in writing of the

18 003120-0001-26804205 commencement of such Third Party Claim (provided, that any accidental failure to provide any such notice will not prejudice the right of any such Manager Indemnified Party hereunder) and, throughout the course of such Third Party Claim, such Manager Indemnified Party will use its reasonable best efforts to provide copies of all relevant documentation to such Indemnifying Party, and to keep the Indemnifying Party apprised of the progress thereof, and to discuss with the Indemnifying Party all significant actions proposed. 9.1.4 The Parties expressly acknowledge and agree that the right to indemnity provided in this Section 9.1 shall be in addition to and not in derogation of any other liability which the Indemnifying Party in any particular case may have or of any other right to indemnity or contribution which any Manager Indemnified Party may have by statute or otherwise at law. 9.1.5 The indemnity provided in this Section 9.1 shall survive the completion of Services rendered under, or any termination or purported termination of, this Agreement. 9.2 Limitation of Liability 9.2.1 The Manager assumes no responsibility under this Agreement other than to render the Services in good faith and will not be responsible for any action of a Service Recipient’s Governing Body in following or declining to follow any advice or recommendations of the relevant Service Provider. 9.2.2 The Service Recipients hereby agree that no Manager Indemnified Party will be liable to a Service Recipient, a Service Recipient’s Governing Body (including, for greater certainty, a director or officer of a Service Recipient or another individual with similar function or capacity) or any security holder or partner of a Service Recipient for any Liabilities that may occur as a result of any acts or omissions by any Manager Indemnified Party pursuant to or in accordance with this Agreement, except to the extent that such Liabilities are finally determined by a final and non-appealable judgment entered by a court of competent jurisdiction to have resulted from a Manager Indemnified Party’s bad faith, fraud, willful misconduct or gross negligence, or in the case of a criminal matter, conduct undertaken with knowledge that the conduct was unlawful. 9.2.3 The maximum amount of the aggregate liability of the Manager Indemnified Parties pursuant to this Agreement will be equal to the amounts previously payable in respect of Services pursuant to this Agreement in the two most recent calendar years by the Service Recipients pursuant to Article 7. 9.2.4 For the avoidance of doubt, the provisions of this Section 9.2 shall survive the completion of the Services rendered under, or any termination or purported termination of, this Agreement. 9.3 Benefit to all Manager Indemnified Parties 9.3.1 CWEN, CE LLC, CE FinCo and CE Op on behalf of themselves and the other members of the YieldCo Group, hereby constitute the Manager as trustee for each of the

19 003120-0001-26804205 Manager Indemnified Parties of the covenants of the YieldCo Group under this Article 9 with respect to such Manager Indemnified Parties, and the Manager hereby accepts such trust and agrees to hold and enforce such covenants on behalf of the Manager Indemnified Parties. 9.3.2 The Manager hereby constitutes the YieldCo Group as trustees for each member of the YieldCo Group’s Governing Body (including, for greater certainty, a director or officer of a member of the YieldCo Group or another individual with similar function or capacity) or any security holder or partner of a member of the YieldCo Group, of the covenants of the Manager under this Article 9 with respect to such parties, and the members of the YieldCo Group hereby accept such trust and agree to hold and enforce such covenants on behalf of such parties. ARTICLE 10 TERM AND TERMINATION 10.1 Term This Agreement shall continue in full force and effect in perpetuity until terminated in accordance with Section 10.2, Section 10.3 or Section 12.1.1. 10.2 Termination by the YieldCo Group 10.2.1 CWEN, on behalf of the YieldCo Group, may, subject to Section 10.2.2, terminate this Agreement effective upon 30 days’ prior written notice of termination to the Manager without payment of any termination fee if: 10.2.1.1 any member of the Manager Group defaults in the performance or observance of any material term, condition or agreement contained in this Agreement in a manner that results in material harm to the YieldCo Group and such default continues for a period of 30 days after written notice thereof specifying such default and requesting that the same be remedied in such 30-day period; 10.2.1.2 any member of the Manager Group engages in fraud, misappropriation of funds or embezzlement against any member of the YieldCo Group; 10.2.1.3 any member of the Manager Group is grossly negligent in the performance of its obligations under this Agreement, and such gross negligence results in material harm to the YieldCo Group; 10.2.1.4 the Manager makes a general assignment for the benefit of its creditors, institutes proceedings to be adjudicated voluntarily bankrupt, consents to the filing of a petition of bankruptcy against it, is adjudicated by a court of competent jurisdiction as being bankrupt or insolvent, seeks reorganization under any bankruptcy law or consents to the filing of a petition seeking such reorganization or has a decree entered against it by a court of competent jurisdiction appointing a receiver liquidator, trustee or assignee in bankruptcy or in insolvency.

20 003120-0001-26804205 10.2.2 This Agreement may only be terminated pursuant to Section 10.2.1 above by CWEN with the prior approval of a majority of the members of the Conflicts Committee. 10.2.3 This Agreement may also be terminated by CWEN pursuant to Section 12.1.1 with the prior approval of a majority of the members of the Conflicts Committee. 10.2.4 Each of CWEN, CE LLC, CE FinCo and CE Op hereby agrees and confirms that this Agreement may not be terminated due solely to the poor performance or underperformance of any of their Subsidiaries or the Business or any investment made by any member of the YieldCo Group on the recommendation of any member of the Manager Group. 10.3 Termination by the Manager 10.3.1 The Manager may terminate this Agreement effective upon 180 days’ prior written notice of termination to CWEN without payment of any termination fee if: 10.3.1.1 any member of the YieldCo Group defaults in the performance or observance of any material term, condition or agreement contained in this Agreement in a manner that results in material harm to the Manager and such default continues for a period of 30 days after written notice thereof specifying such default and requesting that the same be remedied in such 30-day period; or 10.3.1.2 any member of the YieldCo Group makes a general assignment for the benefit of its creditors, institutes proceedings to be adjudicated voluntarily bankrupt, consents to the filing of a petition of bankruptcy against it, is adjudicated by a court of competent jurisdiction as being bankrupt or insolvent, seeks reorganization under any bankruptcy law or consents to the filing of a petition seeking such reorganization or has a decree entered against it by a court of competent jurisdiction appointing a receiver liquidator, trustee or assignee in bankruptcy or in insolvency. 10.4 Survival Upon Termination If this Agreement is terminated pursuant to this Article 10 or Article 12, such termination will be without any further liability or obligation of any Party, except as provided in Section 1.3, Section 6.4, Section 6.5, Article 9, this Section 10.4, Section 10.6, Article 11, Section 12.3, Section 12.4, Section 12.5, Section 12.6, Section 12.7, Section 12.8, Section 12.9 and Section 12.10. 10.5 Action Upon Termination 10.5.1 From and after the effective date of the termination of this Agreement, the Manager shall not be entitled to receive the Annual Fee for further Services or CWEN Labor under this Agreement, but the YieldCo Group shall pay all amounts accrued hereunder to and including the date of termination.

21 003120-0001-26804205 10.5.2 Upon any termination of this Agreement, the Manager shall promptly: 10.5.2.1 work in collaboration with CWEN to enable CWEN as soon as practicable to maintain such Services and CWEN Labor on its own behalf, including the transfer to CWEN of all Persons providing services to or on behalf of the YieldCo Group employed or contracted by the Manager Group; 10.5.2.2 after deducting any accrued compensation and reimbursements to which it is then entitled, pay to the YieldCo Group all money collected and held for the account of the YieldCo Group pursuant to this Agreement; 10.5.2.3 deliver to the YieldCo Group’s Governing Bodies a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Governing Bodies with respect to the YieldCo Group; and 10.5.2.4 deliver to the YieldCo Group’s Governing Bodies all property and documents of the YieldCo Group then in the custody of the Manager Group. 10.6 Release of Money or other Property Upon Written Request The Manager hereby agrees that any money or other property of the YieldCo Group held by the Manager Group under this Agreement shall be held by the relevant member of the Manager Group as custodian for such Person, and the relevant member of the Manager Group’s records shall be marked clearly to reflect the ownership of such money or other property by such Person. Upon the receipt by the relevant member of the Manager Group of a written request signed by a duly authorized representative of a member of the YieldCo Group requesting the relevant member of the Manager Group to release to the YieldCo Group any money or other property then held by the relevant member of the Manager Group for the account of such member of the YieldCo Group under this Agreement, the relevant member of the Manager Group shall release such money or other property to the member of the YieldCo Group promptly, but in no event later than 7 days following such request. The relevant member of the Manager Group shall not be liable to any member of the YieldCo Group, such member’s Governing Body or any other Person for any acts performed or omissions to act by a member of the YieldCo Group in connection with the money or other property released to a member of the YieldCo Group in accordance with the second sentence of this Section 10.6. Each member of the YieldCo Group shall indemnify and hold harmless the relevant member of the Manager Group, any of its Affiliates (other than any member of the YieldCo Group) and any directors, officers, agents, members, partners, shareholders and employees and other representatives of each of the foregoing from and against any and all Liabilities which arise in connection with the relevant member of the Manager Group’s release of such money or other property to such member of the YieldCo Group in accordance with the terms of this Section 10.6. Indemnification pursuant to this provision shall be in addition to any right of such Persons to indemnification under Section 10.1. For the avoidance of doubt, the provisions of this Section 10.6 shall survive termination of this Agreement. The members of the YieldCo Group hereby constitute the Manager as trustee for each Person entitled to indemnification pursuant to this Section 10.6 of the covenants of the Yieldco Group under this Section 10.6 with respect to such Persons, and the

22 003120-0001-26804205 Manager hereby accepts such trust and agrees to hold and enforce such covenants on behalf of such Persons. ARTICLE 11 ARBITRATION 11.1 Dispute Any dispute or disagreement of any kind or nature between the Parties arising out of or in connection with this Agreement (a “Dispute”) shall be resolved in accordance with this Article 11. 11.2 Arbitration 11.2.1 Any Dispute shall be submitted to arbitration (the “Arbitration”) by three (3) Arbitrators pursuant to the procedure set forth in this Section 11.2 and pursuant to the then current Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”). If the provisions of this Section 11.2 are inconsistent with the provisions of the Rules and to the extent of such inconsistency, the provisions of this Section 11.2 shall prevail in any Arbitration. 11.2.2 Any Party may make a demand for Arbitration by sending a notice in writing to any other Party, setting forth the nature of the Dispute, the amount involved and the name of one arbitrator appointed by such Party. The demand for Arbitration shall be made no later than thirty (30) days after the event giving rise to the Dispute. 11.2.3 Within thirty (30) days after any demand for Arbitration under Section 11.2.2, the other Party shall send a responding statement, which shall contain the name of one arbitrator appointed by the responding Party. 11.2.4 Within thirty (30) days of the appointment of the second arbitrator, the two party-appointed arbitrators shall appoint the third arbitrator, who shall act as the chair of the arbitration panel. The third arbitrator shall be appointed from the AAA National Roster (collectively with the two party-appointed arbitrators, the “Arbitrators”). 11.2.5 In connection with any Arbitration, the Arbitrators shall allow reasonable requests for (i) the production of documents relevant to the dispute and (ii) taking of depositions. 11.2.6 The seat of the arbitration will be the State of Delaware and the language of the arbitration will be English. The Arbitration hearings shall be held in a location in the State of Delaware specified in the demand for Arbitration and shall commence no later than thirty (30) days after the determination of the Arbitrators under Section 11.2.4. 11.2.7 The decision of the Arbitrators shall be made not later than sixty (60) days after its appointment. The decision of the Arbitrators shall be final without appeal and binding on the Parties and may be enforced in any court of competent jurisdiction. 11.2.8 Each Party involved in the Dispute shall bear the costs and expenses of all lawyers, consultants, advisors, witnesses and employees retained by it in any Arbitration.

23 003120-0001-26804205 The expenses of the Arbitrators shall be paid equally by the Parties unless the Arbitrators otherwise provides in its award. 11.2.9 Notwithstanding any conflicting choice of law provisions in this Agreement or any applicable principles of conflicts of law, the arbitration provisions set forth herein, and any Arbitration conducted hereunder, shall be governed exclusively by the Federal Arbitration Act, 9 U.S.C. § 1, et seq. 11.2.10 Judgment on the award rendered by the Arbitrators may be entered in any court having jurisdiction thereof. 11.3 Continued Performance During the conduct of Dispute resolution procedures pursuant to this Article 11, the Parties shall continue to perform their respective obligations under this Agreement and neither Party shall exercise any other remedies to resolve a Dispute. 11.4 Urgent Relief Nothing in this Article 11 will prejudice the right of a Party to seek urgent injunctive or declaratory relief from a court pursuant to Section 12.8.2. ARTICLE 12 GENERAL PROVISIONS 12.1 Amendment, Waiver 12.1.1 CWEN is entitled to amend the scope of the Services, including by reducing the number of Service Recipients or the nature or description of the Services or otherwise, by providing 90 days’ prior written notice to the Manager; provided, however, that CWEN may not increase the scope of the Services without the Manager’s prior written consent (not to be unreasonably withheld, conditioned or delayed); provided, further, however, that prior to such modification, CWEN and the Manager shall agree in writing to any modification of the Annual Fee resulting from such change in scope. Subject to Section 10.2.3, in the event that CWEN and the Manager are unable to agree on a modified Annual Fee, CWEN may terminate this Agreement after the end of such 90-day period by providing 30 days’ prior written notice to the Manager. Notwithstanding the notice period set forth in this Section 12.1.1, in the event of an assignment pursuant to Section 12.2.1(ii) below, CWEN may amend the scope of Services as set forth in this Section 12.1.1 by providing 30 days’ prior written notice to the Manager. 12.1.2 Except as expressly provided in this Agreement, no amendment or waiver of this Agreement, except pursuant to the first sentence of Section 12.1.1 above, will be binding unless the prior approval of a majority of the members of the Conflicts Committee is obtained and the amendment or waiver is executed in writing by the Party to be bound thereby. No waiver of any provision of this Agreement will constitute a waiver of any other provision nor will any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided. A Party’s failure or delay in

24 003120-0001-26804205 exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a Party from any other or further exercise of that right or the exercise of any other right. 12.2 Assignment 12.2.1 This Agreement shall not be assigned by the Manager without the prior written consent of CWEN, except (i) pursuant to Section 2.3, (ii) in the case of assignment to a Person that is the Manager’s successor by merger, consolidation or purchase of assets, in which case the successor shall be bound under this Agreement and by the terms of the assignment in the same manner as the Manager is bound under this Agreement or (iii) to an Affiliate of the Manager or a Person that is, in the reasonable and good faith determination of the Conflicts Committee, an experienced and reputable manager, in which case the Affiliate or assignee shall be bound under this Agreement and by the terms of the assignment in the same manner as the Manager is bound under this Agreement. In addition, provided, that the Manager provides prior written notice to the YieldCo Group for informational purposes only, nothing contained in this Agreement shall preclude any pledge, hypothecation or other transfer or assignment of the Manager’s rights under this Agreement, including any amounts payable to the Manager under this Agreement, to a bona fide lender as security. 12.2.2 This Agreement shall not be assigned by any member of the YieldCo Group without the prior written consent of the Manager, except in the case of assignment by any such member to a Person that is its successor by merger, consolidation or purchase of assets, in which case the successor shall be bound under this Agreement and by the terms of the assignment in the same manner as such member is bound under this Agreement. 12.2.3 Any purported assignment of this Agreement in violation of this Article 12 shall be null and void. 12.3 Failure to Pay When Due Any amount payable by any member of the YieldCo Group to any member of the Manager Group hereunder which is not remitted when so due will remain due (whether on demand or otherwise) and interest will accrue on such overdue amounts (both before and after judgment) at a rate per annum equal to the Interest Rate. 12.4 Invalidity of Provisions Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction will not affect the validity or enforceability of any other provision hereof. To the extent permitted by applicable law, the Parties waive any provision of law which renders any provision of this Agreement invalid or unenforceable in any respect. The Parties will engage in good faith negotiations to replace any provision which is declared invalid or unenforceable with a valid and enforceable provision, the economic effect of which comes as close as possible to that of the invalid or unenforceable provision which it replaces.

25 003120-0001-26804205 12.5 Entire Agreement This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter of this Agreement. There are no warranties, conditions, or representations (including any that may be implied by statute) and there are no agreements in connection with such subject matter except as specifically set forth or referred to in this Agreement. No reliance is placed on any warranty, representation, opinion, advice or assertion of fact made either prior to, contemporaneous with, or after entering into this Agreement, by any Party or its directors, officers, employees or agents, to any other Party or its directors, officers, employees or agents, except to the extent that the same has been reduced to writing and included as a term of this Agreement, and none of the Parties has been induced to enter into this Agreement by reason of any such warranty, representation, opinion, advice or assertion of fact. Accordingly, there will be no liability, either in tort or in contract, assessed in relation to any such warranty, representation, opinion, advice or assertion of fact, except to the extent contemplated above. For the avoidance of doubt, nothing in this Agreement should be construed or interpreted as an amendment, modification or termination of, or conflict with, any of the Operating and Administrative Agreements. Each such agreement, and all its terms, including payments to be made thereunder, shall survive the entry into this Agreement and shall terminate in accordance with its terms. 12.6 Mutual Waiver of Jury Trial AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY. 12.7 Consent to Jurisdiction EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE DELAWARE COURT OF CHANCERY OR, TO THE EXTENT SUCH COURT DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING TO ENFORCE THE ARBITRATION PROVISION IN ARTICLE 11 OR TO SPECIFICALLY ENFORCE THE TERMS OF THIS AGREEMENT PURSUANT TO SECTION 12.8.2. THE DECISION IN ANY ARBITRATION SHALL BE FINAL AND BINDING AND MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. IF ANY PARTY FAILS TO APPEAR AT ANY PROPERLY NOTICED ARBITRATION PROCEEDING, AN AWARD MAY BE ENTERED AGAINST THAT PARTY IN A COURT HAVING JURISDICTION THEREOF.

26 003120-0001-26804205 12.8 Governing Law 12.8.1 The internal law of the State of Delaware will govern and be used to construe this Agreement without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby. 12.8.2 The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement and the transactions contemplated hereby were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and the transactions contemplated hereby and to enforce specifically the terms and provisions of this Agreement and the transactions contemplated hereby in the courts of Delaware, this being in addition to any other remedy to which such Party is entitled at law or in equity. 12.9 Enurement This Agreement will enure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. 12.10 Notices Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; but if not, then on the next Business Day, (iii) one Business Day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three Business Days after it is mailed to the recipient by first class mail, return receipt requested. Such notices, demands and other communications shall be sent to the addresses specified below, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any Party may change such Party’s address for receipt of notice by giving prior written notice of the change to the sending Party as provided herein. Notices and other communications will be addressed as follows:

27 003120-0001-26804205 If to the YieldCo Group: Clearway Energy, Inc. 300 Carnegie Center, Suite 300 Princeton, NJ 08540 Attn: Chief Investment Officer Email: ogc@clearwayenergy.com If to the Manager: Clearway Energy Group LLC 100 California Street Suite 650 San Francisco, CA 94111 Attn: Alicia Stevenson Email: Alicia.stevenson@clearwayenergy.com With a copy (which shall not constitute notice) to: Clearway Energy Group LLC 4900 N. Scottsdale Road Suite 5000 Scottsdale, AZ Attn: Chief Legal Officer Email: legalnotices@clearwayenergy.com 12.11 Further Assurances Each of the Parties will promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other Party may reasonably require from time to time for the purpose of giving effect to this Agreement and will use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Agreement. 12.12 Counterparts This Agreement may be signed in counterparts and each of such counterparts will constitute an original document and such counterparts, taken together, will constitute one and the same instrument. (Signature pages follow)

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written. CLEARWAY ENERGY, INC. By: Name: Stephen P. Miller Title: Vice President & Chief Investment Officer CLEARWAY ENERGY LLC By: Title: Vice President & Chief Investment Officer CLEARWAY ENERGY OPERATING LLC By: Name: Stephen P. Miller Title: Vice President & Chief Investment Officer CLEARWAY ENERGY FINANCE INC. By: Name: Stephen P. Miller Title: Vice President Name: Stephen P. Miller

CLEARWAY ENERGY GROUP LLC, as Manager By: Name: Craig Cornelius Title: Chief Executive Officer

APPENDIX A Accounting and related activities including, without limitation, corporate accounting, derivatives, technical research, financial reporting and consolidation, outside audit and review support, and the design, development, execution and maintenance of necessary and appropriate internal accounting controls, disclosure controls and procedures and internal controls over financial reporting; Internal audit activities including, without limitation, SOX support, enterprise risk management and oversight and execution of internal functional audits; All legal and related services, including in connection with any public or private review, investigation, litigation and enforcement action but excluding third party legal services delivered to the Conflicts Committee in connection with its review of related party and other conflict transactions; Investor relations and related activities; Financial planning and analysis including the delivery of annual and other periodic budget information with sufficient detail and time for consideration and deliberation by the CWEN Governing Body; Planning, compliance, structuring, reporting and remitting services related to the tax matters including, without limitation, sales & use tax, property tax, partnership tax, income tax, tax equity and other credits, and taxes related to employees and contractors; Treasury operations matters including, without limitation, cash management and debt compliance; Accounts payable, expense processing and management, and other accounting services not otherwise provided through Project Administration Agreements; Commercial operations including REC management/administration and merchant position optimization; Environmental, health and safety services, including preparation of annual ESG reporting; External Affairs and internal communications, including government, regulatory and communications and internal communications for corporate wide awareness (intranet, newsletters, monthly meetings); Human resource services, including compensation, benefits, recruitment, DEI, training, payroll, and talent management and reporting to the CWEN Compensation Committee; Insurance and risk services including credit analysis, policy renewals and claims administration, including administration of requirements under CEG/CWEN Energy Risk Management Policy; Vendor management and corporate procurement services; Administration services including facilities management, information technology provision and management and corporate policy administration; Regulatory planning, compliance and reporting including, without limitation, NERC, FERC, PUCT / ERCOT, EIA, CPUC, RTO/ISO and SEC and other applicable securities support; Operational M&A sourcing, diligence and integration;

Provision and support of all IT infrastructure, corporate and finance applications, cyber security, and collaboration platforms and associated labor not covered in the plant Operating and Administrative Agreements; Corporate secretary services including, without limitation, planning and execution of meetings or actions by written consent of Governing Bodies and shareholders, the maintenance of minutes in connection therewith and other corporate record-keeping; and Executive officer services.